UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

Filed Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2010
________________________

CONOLOG CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-8174	22-1847286
(State or other jurisdiction	(Commission File number)	(IRS Employer Identification No.
of incorporation)

5 Columbia Road, Somerville, New Jersey 08876
(Address of principal executive offices) (Zip Code)

(908) 722-8081
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 8, 2010, the Company reduced the exercise price of its outstanding C Warrants, pursuant to which the holders can purchase an aggregate of 2,564,104 shares of its Common Stock to $0.10 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOLOG CORPORATION

Dated: December 10, 2010
/s/ Marc Benou
Marc Benou
President